# National Health Investors


Bickford
ASSISTED LIVING & MEMORY CARE

## Investor Update

February 20, 2024

NHI
NATIONAL HEALTH INVESTORS

# Safe Harbor Statement

These slides and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain forward-looking statements that are based on current expectations, estimates, beliefs and assumptions. Words such as "may," "will," "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates" and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or implied in the forward-looking statements.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. While we may elect to update these forward-looking statements at some point in the future, we disclaim any obligation to do so, except as may be required by law, even if our estimates or assumptions change. In light of these and other uncertainties, the inclusion of a forward-looking statement in this presentation should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements. Factors which could cause our actual results to be materially different from those in or implied by the forward looking statements we make, many of which are beyond our control, include, among other things, the operating success of our tenants and borrowers for collection of our lease and interest income; the success of property development and construction activities; risks associated with pandemics, epidemics or outbreaks, such as the COVID-19 pandemic; the risk that the cash flows of our tenants, managers and borrowers would be adversely affected by increased liability claims and liability insurance costs; risks related to environmental laws and the costs associated with liabilities related to hazardous substances; the risk of damage from catastrophic weather and other natural or man-made disasters and the physical effects of climate change; our ability to reinvest cash in real estate investments in a timely manner and on acceptable terms; the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties; operational risks with respect to our senior housing operating portfolio structured communities; risks related to our ability to maintain the privacy and security of Company information; and other risks which are described under the heading "Risk Factors" in Item 1A in our Form 10-K for the year ended December 31, 2023.

In this presentation we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. Reconciliations to certain non-GAAP measures can be found at the end of this presentation, in the Company's quarterly supplementals which can be found on our website at www.nhireit.com, and in quarterly Form 10-Q filings and annual Form 10-K filing. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous.



# Overview of Fourth Quarter 2023

NHI NATIONAL HEALTH INVESTORS

## Summary of Quarterly Financial Results

| *(in thousands except per share and percentages)* | Q4 2022 | Q3 2023 | Q4 2023 |
|---|---|---|---|
| Net Income per share | $0.04 | $0.68 | $0.74 |
| NAREIT FFO per share | $0.74 | $1.08 | $1.09 |
| Normalized FFO per share | $0.85 | $1.08 | $1.09 |
| Funds Available for Distribution (FAD) | $44,712 | $48,170 | $47,347 |
| Diluted shares outstanding | 43,389 | 43,389 | 43,393 |
| FAD Payout Ratio | 87.3% | 81.1% | 82.5% |
| SHOP NOI | $1,949 | $2,323 | $2,888 |
| SHOP NOI Margin | 16.5% | 18.8% | 22.3% |



## Key Operating and Balance Sheet Highlights

**Real Estate Investments**

- Cash lease revenue of $57.7 million compares to $56.9 million in the prior year period and $59.0 million in Q3 2023
- Deferral repayments of $2.0 million compares to $0.05 million in the prior year period and $2.3 million in Q3 2023
- There were no unidentified rent concessions during Q4 2023
- EBITDARM coverage improved sequentially across most asset classes with total portfolio coverage for the trailing twelve months (TTM) ended September 30, 2023, improving to 1.91x compared to 1.84x in the TTM ended June 30, 2023
- Senior Housing – Need Driven coverage for the TTM ended September 30, 2023, improved sequentially to 1.31x from 1.26x
  - Bickford leased portfolio (12% of annualized adjusted NOI) TTM coverage improved sequentially to 1.52x from 1.45x
  - Need Driven ex. Bickford leased portfolio (14% of annualized adjusted NOI) TTM coverage improved sequentially to 1.13x from 1.09x
- Bickford's Q4 2023 average occupancy of 85.2% improved 130 bps compared to the prior period and 100 bps compared to Q3 2023
- Discovery Senior Living lease amendments finalized and in-line with expectations

**Senior Housing Operating Portfolio (SHOP)**

- Quarterly NOI of $2.9 million increased 48.2% compared to the prior year period and 24.4% sequentially
- NOI margin of 22.3% improved 580 bps compared to the prior year period and 350 bps sequentially
- Average Q4 2023 occupancy of 83.2% increased 740 bps year-over-year and 420 bps sequentially
- RevPOR of $2,994 was flat year-over-year and decreased 0.6% sequentially driven by increased move-in incentives
- Average December 2023 occupancy of 84.4% was the highest average monthly occupancy reported for the 15-community portfolio since July 2020; December occupancy improved 150 bps sequentially from November

**Balance Sheet**

- Net Debt to Adjusted EBITDA at an annualized 4.4x remains within NHI's target range of 4.0x – 5.0x
- Liquidity at the end of 2023 included $455 million of available revolver capacity and $500 million on the ATM
- Minimal 2024 debt maturities include $75 million in private placement notes due September 30th
- Approximately 39% of total debt is variable with no hedges currently in place

# Initial 2024 Guidance

## 2024 Guidance Range

| *(in millions except per share amounts)* | Low | Midpoint | High |
|---|---|---|---|
| Net income attributable to common stockholders | $ 126.3 | $ 127.7 | $ 129.1 |
| Adjustments to NAREIT Funds From Operations (FFO) | | | |
| Depreciation (net) [1] | 66.8 | 66.8 | 66.7 |
| Gains on sales (net) and impairments of real estate | (5.9) | (6.0) | (6.1) |
| NAREIT FFO & Normalized FFO (NFFO) | $ 187.2 | $ 188.5 | $ 189.7 |
| Adjustments to Funds Available for Distribution (FAD) | | | |
| Straight-line revenue (net) [1] and lease incentive amortizations | (0.3) | (0.2) | (0.1) |
| Equity method investment adjustments | (2.1) | (2.1) | (2.1) |
| Equity method investment non-refundable fees received | 1.2 | 1.3 | 1.4 |
| Non-cash stock-based compensation | 4.1 | 4.0 | 3.9 |
| SHOP [1] and equity method investment recurring capital expenditures | (2.4) | (2.3) | (2.2) |
| Other [2] | 3.6 | 3.6 | 3.5 |
| FAD | $ 191.3 | $ 192.7 | $ 194.1 |
| Weighted average diluted common shares | 43.4 | 43.4 | 43.4 |
| NAREIT FFO per diluted common share | $ 4.31 | $ 4.34 | $ 4.37 |
| NFFO per diluted common share | $ 4.31 | $ 4.34 | $ 4.37 |

[1] Net of amounts attributable to non-controlling interests

[2] Includes changes in credit loss reserves and amortizations associated with debt facilities

## 2024 Guidance Assumptions & Considerations

NHI's 2024 annual guidance includes the following assumptions:

- Continued rent concessions, asset dispositions and loan repayments;
- Continued fulfillment of existing commitments;
- SHOP NOI growth in a range of 25% - 30%;
- Continued collection of deferred rents; and
- No incremental benefit from unidentified acquisitions.

In addition to the assumptions listed above, NHI's guidance range is based on several other assumptions, many of which are outside the Company's control and all of which are subject to change. The guidance range may change if actual results vary from these assumptions.



# Investment Overview

NATIONAL HEALTH INVESTORS

## 1 Optimization Creates Stronger Portfolio

- Improving operator performance driving stronger EBITDARM coverage
- Lease resets and deferral repayments adding to solid organic growth
- Planned dispositions largely completed



## 2 Significant Organic Growth in SHOP Platform

- Significant upside opportunity as SHOP performance starts improving
- Expect 2024 NOI growth in a range of 25% - 30%
- Mid-30% NOI margin continues to be long-term target



## 3 Financial Strength Positions NHI for External Growth

- Leverage profile in target range
- Significant capacity without near-term equity needs
- Leverage at 4.4x is well within target range of 4.0x – 5.0x
- ROIC recovering as optimization efforts create a more stable portfolio



## 4 Strong Industry Dynamics Support Long Term Growth

- Supply of senior housing inventory is growing at less than 1.5% and slowing as new starts are more than 50% below historical average
- Demand is surging as 85+ population growing at 4.5% through 2030



# 1 Optimization Creates Stronger Portfolio

NATIONAL HEALTH INVESTORS

## EBITDARM Coverage Improvement

Coverage across most NHI asset classes experienced sequential improvement for the trailing twelve months (TTM) through 3Q 2023. Need Driven Senior Housing EBITDARM coverage continues to show improvement reflecting the dispositions, rent restructurings and improving fundamentals. Discretionary Senior Housing and SNF coverage has shown resilience throughout the pandemic.

**Senior Housing - Need Driven**

- Coverage of 1.31x in the TTM ended 3Q 2023 improved 28.4% from 3Q 2022 at 1.02x and 4.0% from 2Q 2023 at 1.26x
- Bickford coverage improved sequentially to 1.52x from 1.45x in the prior period reflecting improved occupancy and margins
- Excluding Bickford, Need Driven portfolio coverage improved sequentially to 1.13x from 1.09x in the prior period and has improved for eight straight quarters and represents the highest coverage since the TTM ended 1Q 2020

**Senior Housing – Discretionary**

- Coverage of 1.41x improved 3 bps sequentially bolstered by NHI's largest tenant, SLC, which showed an 8-bps sequential improvement to 1.39x
- Discretionary ex. "SLC" largely represents coverage for our other entrance fee operator which has proven resilient throughout the pandemic despite decline in sequential coverage to 1.38x

**Skilled Nursing**

- Anchored by NHC and ENSG, NHI's SNF coverage continues to be very healthy at 2.72x, up from 2.62x in the prior period

## Trailing Twelve Month (TTM) EBITDARM Coverage

| | 3Q 2022 | 4Q 2022 | 1Q 2023 | 2Q 2023 | 3Q 2023 |
|---|---|---|---|---|---|
| **Senior Housing** | | | | | |
| Properties | 100 | 96 | 92 | 89 | 89 |
| EBITDARM Coverage | 1.17x | 1.22x | 1.26x | 1.32x | 1.36x |
| **Senior Housing - Need Driven** | | | | | |
| Properties | 86 | 82 | 78 | 75 | 75 |
| EBITDARM Coverage | 1.02x | 1.11x | 1.22x | 1.26x | 1.31x |
| **Bickford** | | | | | |
| Properties | 39 | 38 | 38 | 38 | 38 |
| EBITDARM Coverage | 1.09x | 1.26x | 1.41x | 1.45x | 1.52x |
| **Need Driven ex. Bickford** | | | | | |
| Properties | 47 | 44 | 40 | 37 | 37 |
| EBITDARM Coverage | 0.96x | 1.00x | 1.07x | 1.09x | 1.13x |
| **Senior Housing - Discretionary** | | | | | |
| Properties | 14 | 14 | 14 | 14 | 14 |
| EBITDARM Coverage | 1.36x | 1.34x | 1.31x | 1.38x | 1.41x |
| **Senior Living Communities ("SLC")** | | | | | |
| Properties | 10 | 10 | 10 | 10 | 10 |
| EBITDARM Coverage | 1.22x | 1.17x | 1.28x | 1.31x | 1.39x |
| **Discretionary ex. SLC** | | | | | |
| Properties | 5 | 5 | 5 | 5 | 5 |
| EBITDARM Coverage | 1.69x | 1.75x | 1.34x | 1.50x | 1.38x |
| **Skilled Nursing** | | | | | |
| Properties | 68 | 68 | 68 | 68 | 68 |
| EBITDARM Coverage | 2.41x | 2.47x | 2.47x | 2.62x | 2.72x |
| **Total** | | | | | |
| Properties | 169 | 165 | 161 | 158 | 158 |
| EBITDARM Coverage | 1.63x | 1.70x | 1.75x | 1.84x | 1.91x |

1

# Senior Housing - Need Driven Fundamentals Improving

NHI NATIONAL HEALTH INVESTORS

## Senior Housing – Need Driven Main Optimization Focus

- The Senior Housing – Need Driven leased portfolio represents approximately 26% of annualized adjusted NOI including approximately 12% from the Bickford leased portfolio and 14% from other Need Driven operators. The majority of the optimization efforts have been focused on these tenants.
- **Dispositions:** Since 2021, NHI has disposed of 44 underperforming senior housing at a cash NOI yield of 3.2% and EBITDARM coverage of 0.57x. At December 31, 2023, NHI had just one property held for sale.
- **Improving fundamentals**: As displayed in the charts below, Need Driven operators have substantially improved operating fundamentals resulting in improved occupancy, greater coverage, fewer deferrals and higher repayments.
- **Need Driven excluding Bickford**: EBITDARM coverage has improved significantly since bottoming in 2021 due to dispositions and improving operating fundamentals. Approximately $3.8 million from seven operators has been repaid to date. A balance of $13.1 million is still outstanding (see slide 8 for deferral balance detail).
- **Bickford**: Average quarterly 4Q 2023 occupancy of 85.2% increased 130 bps year-over-year and 100 bps sequentially. Bickford has repaid $2.5 million in cumulative deferrals including $1.0 million in 4Q 2023. A balance of $18.0 million is outstanding.

## Dispositions *(dollars in thousands)*

| Year | Properties | Net Proceeds | Implied Cash NOI Yield | EBITDARM Coverage |
|---|---|---|---|---|
| 2021 | 19 | $ 195,448 | | |
| 2022 | 13 | 100,935 | | |
| 2023 | 12 | 57,453 | | |
| Total | 44 | $ 353,835 | 3.2% | 0.57x |

See Appendix for complete disposition detail.



Need Driven excluding Bickford (dollars in '00s)
0.79x
0.76x
0.76x
0.79x
0.87x
0.91x
0.96x
1.00x
1.07x
1.09x
1.13x
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
Deferrals
Repayments
Coverage



Bickford (dollars in '000s)
$1,200
$1,000
$800
$600
$400
$200
$-
77.0%
79.4%
82.3%
83.9%
83.5%
82.8%
84.6%
83.9%
81.6%
82.0%
84.2%
85.2%
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
Repayments
Occupancy

Coverage represents EBITDARM coverage for the TTM period ending in the period specified.
Deferrals exclude any incentives granted operators.

Occupancy represents average quarterly occupancy for the period specified.

# 1 Deferrals & Repayments

*(dollars in thousands)*

NHI
NATIONAL HEALTH INVESTORS

## Deferral Balances Create Source for Organic Growth [1, 2, 7]

- Since the beginning of the pandemic, NHI has deferred approximately $37.5 million, net of credits.
- Deferrals slowed significantly in 2023 and NHI did not experience any unidentified deferrals during 2H 2023.
- As senior housing industry fundamentals have improved, the repayment of deferrals increased significantly during 2023.
    - Approximately $24 million in net deferral balances are tied to improving facility-level revenue
- At the end of 2023, NHI had approximately $31.8 million in net deferrals which it expects to realize through repayments and other value-creating transactions.





| DEFERRALS | 2020 | 2021 | 2022 [3] | 1Q 23 [4] | 2Q 23 | 3Q 23 [5] | 4Q 23 | 2023 | CUMULATIVE |
|---|---|---|---|---|---|---|---|---|---|
| Bickford | $ 3,750 | $ 18,250 | $ 1,000 | $ (2,500) | $ - | $ - | $ - | $ (2,500) | $ 20,500 |
| All Others | 1,232 | 6,087 | 7,944 | 500 | 1,677 | (500) | 82 | 1,758 | 17,021 |
| Total | $ 4,982 | $ 24,337 | $ 8,944 | $ (2,000) | $ 1,677 | $ (500) | $ 82 | $ (742) | $ 37,521 |

| REPAYMENTS [6] | 2020 | 2021 | 2022 | 1Q 23 | 2Q 23 | 3Q 23 | 4Q 23 | 2023 | CUMULATIVE |
|---|---|---|---|---|---|---|---|---|---|
| Bickford | $ - | $ - | $ 183 | $ 200 | $ 354 | $ 765 | $ 976 | $ 2,295 | $ 2,478 |
| All Others | - | 87 | 546 | 458 | 358 | 1,501 | 1,043 | 3,360 | 3,993 |
| Total | $ - | $ 87 | $ 729 | $ 658 | $ 712 | $ 2,266 | $ 2,019 | $ 5,655 | $ 6,471 |

[1] Includes all rent concessions accounted for as variable lease payments and as lease modifications.
[2] Prior periods adjusted to reflect the satisfaction of deferral balances upon disposition of properties.
[3] 2022 includes a $3.0 million credit to the Bickford deferral balance as well as a $1.5 million forgiveness related to another operator.
[4] 1Q 23 includes a $2.5 million credit to the Bickford deferral balance.
[5] 3Q 23 includes a $0.5 million credit to a senior housing operator deferral balance.
[6] Includes principal and interest repayments.
[7] Net deferrals of approximately $31.8 million include approximately $23.5 million related to tenants on the cash basis of accounting.

# Senior Housing Operating Portfolio (SHOP) Opportunity

*(dollars in thousands except RevPOR)*

NHI NATIONAL HEALTH INVESTORS

## Significant Organic NOI Upside in Deferral Repayments, Rent Resets, and SHOP

- **SHOP Upside**: NHI converted 15 former Holiday properties from triple-net to senior housing operating joint ventures effective April 1, 2022. Property operations experienced negative impacts from the pandemic as well as "transition trauma" resulting from 3 different management platforms within 12 months. NHI continues to believe that NOI margins return to the mid-30% range as community leadership matures, capital projects are completed, and industry fundamentals improve.
  - **Occupancy**: Q4 2023 occupancy improved 740 bps year-over-year and 420 bps sequentially to 83.2%; preliminary January 2024 average occupancy was 84.7%
  - **RevPOR**: RevPOR growth is flat to down slightly on a year-over-year and sequential basis as management has strategically employed move-in incentives to drive occupancy growth
  - **NOI**: Q4 2023 NOI increased 48.2% year-over-year and 24.4% sequentially to $2.9 million. The NOI margin improved by 580 bps year-over-year and 350 bps sequentially to 22.3%

| | 2020 | 2021 | Q1 2022 [1] | Q2 2022 | Q3 2022 | Q4 2022 | 2022 | Q1 2023 | Q2 2023 | Q3 2023 | Q4 2023 | 2023 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Properties | 15 | 15 | 15 | 15 | 15 | 15 | 15 | 15 | 15 | 15 | 15 | 15 |
| Units | 1,730 | 1,730 | 1,730 | 1,731 | 1,731 | 1,732 | 1,731 | 1,734 | 1,734 | 1,734 | 1,733 | 1,734 |
| Occupancy | 85.5 % | 78.9 % | 77.7 % | 76.5 % | 76.9 % | 75.8 % | 76.7 % | 75.2 % | 75.5 % | 79.0 % | 83.2 % | 78.2 % |
| RevPOR | $ 3,011 | $ 3,020 | $ 3,013 | $ 3,018 | $ 3,010 | $ 2,994 | $ 3,008 | $ 2,989 | $ 3,004 | $ 3,010 | $ 2,995 | $ 2,999 |
| Resident Fees | $ 53,479 | $ 49,469 | $ 12,144 | $ 11,992 | $ 12,013 | $ 11,791 | $ 47,940 | $ 11,700 | $ 11,793 | $ 12,367 | $ 12,950 | $ 48,809 |
| Operating Expenses | (27,033) | (28,898) | (7,604) | (8,513) | (8,639) | (9,253) | (34,010) | (9,215) | (9,094) | (9,428) | (9,416) | (37,153) |
| Management Fees | (2,674) | (2,473) | (607) | (600) | (600) | (589) | (2,396) | (584) | (588) | (616) | (645) | (2,434) |
| NOI | $ 23,772 | $ 18,097 | $ 3,933 | $ 2,879 | $ 2,774 | $ 1,949 | $ 11,535 | $ 1,901 | $ 2,111 | $ 2,323 | $ 2,888 | $ 9,222 |
| NOI Margin | 44.5 % | 36.6 % | 32.4 % | 24.0 % | 23.1 % | 16.5 % | 24.1 % | 16.2% | 17.9% | 18.8% | 22.3% | 18.9 % |

Significant incremental SHOP NOI opportunity on improving margins to 2021 levels in the mid 30% range

[1] Shaded area reflects periods of operations under different managers prior to the April 1, 2022, SHOP formation and are provided for illustrative purposes.

# 2 Senior Housing Operating Portfolio (SHOP) Opportunity

NATIONAL HEALTH INVESTORS

- Prior to the pandemic, the 15-community portfolio that transitioned to SHOP averaged occupancy in the high-80% range which was comparable to NIC MAP IL properties in secondary markets.
- The pandemic, lack of investment, and disruption from multiple management changes have resulted in significant underperformance relative to the industry.
- **Occupancy opportunity**:
  - SHOP monthly occupancy accelerated through much of 2023 from a February low of 75.1% to a high of 84.4% in December. This is still well below the pre-pandemic trend including 89.9% in March 2020.
  - SHOP quarterly 4Q23 occupancy at 83.2% represents a 740-bps year-over-year and 420-bps sequential improvement. The quarterly occupancy compares to the NIC MAP IL secondary market properties at 89.3% which demonstrates significant room for occupancy improvement.

## SHOP-15 Monthly Occupancy: Mar 20 – Dec 23



89.9%
84.4%
75.1%
Mar-20
May-20
Jul-20
Sep-20
Nov-20
Jan-21
Mar-21
May-21
Jul-21
Sep-21
Nov-21
Jan-22
Mar-22
May-22
Jul-22
Sep-22
Nov-22
Jan-23
Mar-23
May-23
Jul-23
Sep-23
Nov-23

## SHOP-15 v. NIC MAP Quarterly Occupancy: 1Q 22 – 4Q 23



Senior Housing Operating (SHOP)
NIC MAP® IL Secondary Markets
89.3%
83.2%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23

Source: National Investment Center for Senior Housing & Care ("NIC"); data is from NICMAP Independent Living Secondary markets

# 3 Financial Strength Positions NHI for Accretive External Growth

*(dollars in millions)*

## Strong Balance Sheet Provides Ample Liquidity for Investment

- Despite significant deferrals and rent restructuring, NHI has maintained its target leverage in the 4.0x – 5.0x net debt to adjusted EBITDA range
- NHI announced investments of $101.5 million in 2022 at a weighted average yield of 7.7% and announced $72.0 million in 2023 investments at a weighted average yield of 8.2%
  - Current new investments being evaluated have higher yields than 2022 and 2023 averages
- Significant incremental investments without the need to issue equity while maintaining the target leverage profile
- Maturities in 2024 limited to $75 million in private placement notes due September 2024



Private Placement
Term Loan
Secured Debt
Line of Credit
Senior Notes
Available Line of Credit
$700
$455
$326
$76
$200
$50
$245
$75
$75
$100
$100
$400
$400
2024
2025
2026
2027
Thereafter

[1] Investment funded partially with the satisfaction of a $14.2 million construction loan. NHI also agreed to a $2.5 million credit to Bickford's outstanding deferral balance

[2] Investment funded partially with the satisfaction of a $14.0 million construction loan. NHI also agreed to a $3.0 million credit to Bickford's outstanding deferral balance

[3] Investment funded partially with the satisfaction of a $9.1 million second mortgage

| Date | Tenant / Borrower | Investment Type | Yield | Investment |
|---|---|---|---|---|
| 3Q 2023 | Capital Funding Group | Mezzanine loan | 10.0% | $ 17.2 |
| 1Q 2023 | Silverado Senior Living | Lease | 7.5% | 37.5 |
| 1Q 2023 | Bickford Senior Living [1] | Lease | 8.0% | 17.3 |
| | | Total 2023 | 8.2% | $ 72.0 |
| | | | | |
| 4Q 2022 | Bickford Senior Living [2] | Lease | 8.0% | $ 17.2 |
| 4Q 2022 | Capital Funding Group | Corporate loan | 7.3% | 42.5 |
| 2Q 2022 | Encore Senior Living [3] | Lease | 7.3% | 13.3 |
| 1Q 2022 | Encore Senior Living | Construction loan | 8.5% | 28.5 |
| | | Total 2022 | 7.7% | $ 101.5 |
| | | | | |
| | | Total 2022 & 2023 | 7.9% | $ 173.5 |

## Net Debt to Annualized Adjusted EBITDA



5.0x
5.0x
4.8x
4.9x
4.9x
4.0x
4.5x
4.7x
4.6x
4.6x
4.4x
4.4x
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23

# 3 Optimization Creating More Invested Capital Efficiency

**Optimization Improving ROIC**

- Pandemic impacts start in late 2020 with first rent concessions granted
- Dispositions of underperforming properties begins in 2Q21 and included 44 senior housing properties and seven SNFs
- Bickford rent reset and SHOP formation at the beginning of 2Q22
- ROIC improving as dispositions of underperforming assets slow and Normalized FAD stabilizes on solid collections, deferral repayments, limited new concessions, and improving SHOP performance
- 4Q23 ROIC at 7.94% exceeds NHI's weighted average cost of capital



Return on Invested Capital
8.50%
8.00%
7.50%
7.00%
6.50%
6.00%
8.33%
8.27%
8.16%
8.04%
7.92%
7.69%
7.53%
7.30%
7.16%
7.47%
7.58%
7.72%
7.80%
7.65%
7.81%
7.94%
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23

# Favorable Industry Dynamics: A Pathway For Long Term Growth

NHI NATIONAL HEALTH INVESTORS

## Supply Growth is Slowing

### Inventory growth across the care continuum at less than 1.5% is near historic lows


Inventory Growth
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
1Q2009
3Q2009
1Q2010
3Q2010
1Q2011
3Q2011
1Q2012
3Q2012
1Q2013
3Q2013
1Q2014
3Q2014
1Q2015
3Q2015
1Q2016
3Q2016
1Q2017
3Q2017
1Q2018
3Q2018
1Q2019
3Q2019
1Q2020
3Q2020
1Q2021
3Q2021
1Q2022
3Q2022
1Q2023
3Q2023
Senior Housing
Independent Living
Assisted Living

### New starts in Q4 2023 were the lowest since Q3 2011 and more than 50% below the historical average


Senior Housing: Rolling 4-Quarter Units Started
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
1Q2008
3Q2008
1Q2009
3Q2009
1Q2010
3Q2010
1Q2011
3Q2011
1Q2012
3Q2012
1Q2013
3Q2013
1Q2014
3Q2014
1Q2015
3Q2015
1Q2016
3Q2016
1Q2017
3Q2017
1Q2018
3Q2018
1Q2019
3Q2019
1Q2020
3Q2020
1Q2021
3Q2021
1Q2022
3Q2022
1Q2023
3Q2023

Source: National Investment Center for Senior Housing & Care ("NIC"); data is from NICMAP Primary & Secondary markets through 4Q 2023.

# Favorable Industry Dynamics: A Pathway For Long Term Growth

## Demand Growth is Surging

**The 85+ population is expected to grow by 4.5% annually through 2030 compared to 0.3% in the prior decade**


U.S. 85+ Population (in millions)
5.7
0.3% CAGR
5.9
4.5% CAGR
9.1
11.4
2010
2020
2030
2040

**Absorption is at historically high levels which has resulted in the highest ever number of occupied senior housing units**


Absorption
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
1Q2009
3Q2009
1Q2010
3Q2010
1Q2011
3Q2011
1Q2012
3Q2012
1Q2013
3Q2013
1Q2014
3Q2014
1Q2015
3Q2015
1Q2016
3Q2016
1Q2017
3Q2017
1Q2018
3Q2018
1Q2019
3Q2019
1Q2020
3Q2020
1Q2021
3Q2021
1Q2022
3Q2022
1Q2023
3Q2023
Senior Housing
Independent Living
Assisted Living

Source: University of Virginia's Weldon Cooper Center for Public Service; National Investment Center for Senior Housing & Care ("NIC"); NIC data is from NICMAP Primary & Secondary markets through 4Q 2023.

# Definitions

**ADJUSTED EBITDA & EBITDARM**

NHI considers Adjusted EBITDA to be an important supplemental measure because it provides information which is used to evaluate the Company's performance and serves as an indication of the ability to service debt. NHI defines Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Adjusted EBITDA also includes NHI's proportionate share of unconsolidated equity method investments presented on a similar basis. Since others may not use the Company's definition of Adjusted EBITDA, caution should be exercised when comparing NHI's Adjusted EBITDA to that of other companies. EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

**ADJUSTED NET OPERATING INCOME**

Adjusted net operating income ("Adjusted NOI") is a non-U.S. GAAP supplemental financial measure used to evaluate the operating performance of real estate. We define Adjusted NOI as total revenues, less straight-line revenue, less corporate interest income, less tenant reimbursements and property operating expenses, and adjusted for non-cash revenue items including, but not limited to, amortization of commitment fees, deferred financing costs and original issue discounts and lease incentive amortization. We believe Adjusted NOI provides investors relevant and useful information as it measures the operating performance of our properties at the property level on an unleveraged basis. We use adjusted NOI to make decisions about resource allocations and to assess the property level performance of our properties.

**NET OPERATING INCOME**

Net operating income ("NOI") is a non-U.S. GAAP supplemental financial measure used to evaluate the operating performance of real estate. NHI defines NOI as total revenues, less tenant reimbursements and property operating expenses. The Company believes NOI provides investors relevant and useful information as it measures the operating performance of properties at the property level on an unleveraged basis. NHI uses NOI to make decisions about resource allocations and to assess the property level performance of our properties.

**NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (FAD)**

Normalized FAD is an important supplemental performance measure for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease. This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our senior unsecured notes and debt issuance costs to be amortized as non-cash adjustments to earnings. We also adjust Normalized FAD for the net change in our allowance for expected credit losses, non-cash stock-based compensation as well as certain noncash items related to our equity method investments such as straight-line lease expense and amortization of purchase accounting adjustments. Normalized FAD is an important supplemental measure of liquidity for a REIT as a useful indicator of the ability to distribute dividends to stockholders.

**OCCUPANCY**

Occupancy is the average percentage of all units in our SHOP segment that are occupied during the time period described. NHI defines occupancy as the average number of units occupied in any given time period divided by the total number of available units.

**RETURN ON INVESTED CAPITAL (ROIC)**

ROIC is a performance metric that intends to measure the percentage return earned on capital invested by a company. NHI calculates ROIC as TTM Normalized FAD plus contractual interest divided by the average of total assets plus accumulated deprecation less straight-line rent receivable over the TTM period.

**RevPOR**

RevPOR is the average monthly revenue generated by occupied units in the SHOP segment. NHI defines RevPOR as monthly resident fees and services revenue divided the number of monthly occupied units.



# Appendix: Senior Housing & SNF Dispositions

*(dollars in thousands)*

| | Operator | Units | Properties | Net Proceeds | Annualized Cash Rent | Annualized Cash NOI | Implied Cash Rent Yield | Implied Cash NOI Yield | EBITDARM Coverage [1] |
|---|---|---|---|---|---|---|---|---|---|
| Q2 2021 | Bickford Senior Living | 247 | 6 | $ 39,924 | | | | | |
| Q3 2021 | Holiday Retirement | 1,030 | 9 | 119,799 | | | | | |
| Q3 2021 | Senior Living Management | 131 | 1 | 12,847 | | | | | |
| Q4 2021 | Brookdale Senior Living | 76 | 1 | 11,880 | | | | | |
| Q4 2021 | Senior Living Management | 98 | 1 | 7,275 | | | | | |
| Q4 2021 | Genesis Healthcare | 180 | 1 | 3,723 | | | | | |
| Q1 2022 | Vitality Senior Living | 135 | 1 | 8,302 | | | | | |
| Q2 2022 | Holiday Retirement | 83 | 1 | 2,990 | | | | | |
| Q2 2022 | Chancellor Health Care | 74 | 2 | 7,305 | | | | | |
| Q2 2022 | Bickford Senior Living | 67 | 1 | 3,857 | | | | | |
| Q2 2022 | Comfort Care Senior Living | 237 | 4 | 40,000 | | | | | |
| Q2 2022 | Bickford Senior Living | 171 | 2 | 22,102 | | | | | |
| Q3 2022 | Discovery Senior Living | 90 | 1 | 8,235 | | | | | |
| Q3 2022 | Discovery Senior Living | 148 | 1 | 8,144 | | | | | |
| Q1 2023 | BAKA Enterprises | 120 | 1 | 7,478 | | | | | |
| Q1 2023 | Bickford Senior Living | 45 | 1 | 2,553 | | | | | |
| Q2 2023 | Milestone Retirement | 76 | 2 | 3,803 | | | | | |
| Q2 2023 | Chancellor Health Care | 25 | 1 | 2,355 | | | | | |
| Q2 2023 | Chancellor Health Care | 64 | 1 | 7,633 | | | | | |
| Q2 2023 | Milestone Retirement | 25 | 1 | 1,602 | | | | | |
| Q2 2023 | Chancellor Health Care | 227 | 1 | 23,724 | | | | | |
| Q3 2023 | Chancellor Health Care | 29 | 1 | 2,923 | | | | | |
| Q4 2023 | Senior Living Management | 90 | 3 | 5,382 | | | | | |
| | Total Senior Housing | 3,468 | 44 | $ 353,835 | $ 39,382 | $ 11,182 | 11.1% | 3.2% | 0.57x |
| Q3 2022 | National Healthcare Corp [2] | 780 | 7 | 43,686 | | | | | |
| | Total Senior Housing & SNF | 4,248 | 51 | $ 397,521 | | | | | |

[1] Assumes 5% management fee and $500 per unit capex.

[2] NHC disposition only included in Units, Properties and Net Proceeds.

# Reconciliations: ROIC

| *(dollars in thousands)* | 1Q20 | 2Q20 | 3Q20 | 4Q20 | 1Q21 | 2Q21 | 3Q21 | 4Q21 | 1Q22 | 2Q22 | 3Q22 | 4Q22 | 1Q23 | 2Q23 | 3Q23 | 4Q23 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Total Assets | $ 3,167,835 | $ 3,166,971 | $ 3,139,273 | $ 3,120,346 | $ 3,183,273 | $ 3,077,445 | $ 2,912,177 | $ 2,838,876 | $ 2,802,503 | $ 2,587,291 | $ 2,508,785 | $ 2,507,424 | $ 2,533,230 | $ 2,498,495 | $ 2,499,090 | $ 2,488,480 |
| Add: Accumulated Depreciation | 534,905 | 555,762 | 576,605 | 597,638 | 618,299 | 622,943 | 593,215 | 576,668 | 582,175 | 593,036 | 599,423 | 611,688 | 625,743 | 638,631 | 656,155 | 673,276 |
| Less: Straight-line Receivable | (85,629) | (89,090) | (92,418) | (95,703) | (98,354) | (97,723) | (99,895) | (96,198) | (94,739) | (79,697) | (81,959) | (76,895) | (79,103) | (82,295) | (83,549) | (84,713) |
| Invested Capital | $ 3,617,111 | $ 3,633,643 | $ 3,623,460 | $ 3,622,281 | $ 3,703,218 | $ 3,602,665 | $ 3,405,497 | $ 3,319,346 | $ 3,289,939 | $ 3,100,630 | $ 3,026,249 | $ 3,042,217 | $ 3,079,870 | $ 3,054,831 | $ 3,071,696 | $ 3,077,043 |
| | | | | | | | | | | | | | | | | |
| Normalized FAD | $ 59,545 | $ 60,925 | $ 60,270 | $ 59,003 | $ 59,551 | $ 52,839 | $ 51,173 | $ 45,911 | $ 52,669 | $ 56,279 | $ 47,378 | $ 44,712 | $ 47,739 | $ 44,586 | $ 48,171 | $ 47,347 |
| Add: Contractual Interest | 13,003 | 12,832 | 11,907 | 11,537 | 12,230 | 12,188 | 12,085 | 11,668 | 9,558 | 10,262 | 10,821 | 11,847 | 13,440 | 13,612 | 14,387 | 14,164 |
| FAD before contractual interest | $ 72,548 | $ 73,757 | $ 72,177 | $ 70,540 | $ 71,781 | $ 65,027 | $ 63,258 | $ 57,579 | $ 62,227 | $ 66,541 | $ 58,199 | $ 56,559 | $ 61,179 | $ 58,198 | $ 62,558 | $ 61,511 |
| | | | | | | | | | | | | | | | | |
| TTM Invested Capital | $ 3,425,064 | $ 3,511,852 | $ 3,555,284 | $ 3,593,428 | $ 3,639,943 | $ 3,637,053 | $ 3,591,424 | $ 3,530,601 | $ 3,464,133 | $ 3,343,616 | $ 3,228,332 | $ 3,155,676 | $ 3,107,781 | $ 3,060,759 | $ 3,054,973 | $ 3,065,131 |
| TTM Normalized FAD plus contractual interest | $ 285,423 | $ 290,548 | $ 290,094 | $ 289,023 | $ 288,256 | $ 279,525 | $ 270,606 | $ 257,645 | $ 248,091 | $ 249,605 | $ 244,546 | $ 243,526 | $ 242,479 | $ 234,136 | $ 238,495 | $ 243,447 |
| | | | | | | | | | | | | | | | | |
| ROIC | 8.33% | 8.27% | 8.16% | 8.04% | 7.92% | 7.69% | 7.53% | 7.30% | 7.16% | 7.47% | 7.58% | 7.72% | 7.80% | 7.65% | 7.81% | 7.94% |